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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

               As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 21, 2002 included in Artesyn Technologies, Inc.'s Form 10-K for the year ended December 28, 2001 and to all references to our Firm included in this registration statement.


/S/ARTHUR ANDERSEN LLP
----------------------
   ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida,

    March 7, 2002.